                                                                    EXHIBIT 10.6
                                                                    ------------
                               SECURITY AGREEMENT
                               ------------------


         THIS SECURITY AGREEMENT, dated as of July 27, 1999 (this "Security Agreement"), is made by GIBSON GREETINGS, INC., a Delaware corporation (the "Company"), in favor of BANK ONE, INDIANA, N.A., a national banking association formerly known as NBD Bank, N.A., as agent (in such capacity, the "Agent") for the benefit of itself and the lenders (the "Banks") now or hereafter parties to the Credit Agreement described below.


                                    RECITALS
                                    --------

         A. The Company has entered into the Amended and Restated Credit Agreement, dated as of May 11, 1999 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"), with the Banks and the Agent pursuant to which the Banks may make Loans (as therein defined) to the Company.

         B. Pursuant to an amendment to the Credit Agreement dated as of even date herewith, the Company has agreed to grant to the Agent, for the benefit of itself and the Banks, a first-priority security interest in and to the Collateral hereinafter described.


         AGREEMENT
         ---------

         To secure (a) the prompt and complete payment of all indebtedness and other obligations of the Company now or hereafter owing to the Banks or the Agent under or on account of the Credit Agreement, any Security Document or any promissory notes or other instruments issued to the Agent or the Banks pursuant thereto, and (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by the Agent in connection therewith (all of the aforesaid indebtedness, obligations and liabilities of the Company being herein called the "Secured Obligations", and all of the documents, agreements and instruments among the Company, the Agent, the Banks, or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Secured Obligations, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Operative Documents"), for value received and pursuant to the Credit Agreement, the Company hereby grants, assigns and transfers to the Agent for the benefit of the Banks and the Agent a first-priority security interest in and to the following described property whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the "Collateral"):

                  (i) All of the Company's present and future accounts receivable;

                  (ii) All of the Company's present and future inventory of every type, wherever located, including but not limited to raw materials, work in process, finished goods and all inventory that is available for leasing or leased to others by the Company;

         (iii) All books, records, files, correspondence, computer programs, tapes, disks, cards, accounting information and other data of the Company related in any way to the Collateral described in clauses (i) and (ii) above, including but not limited to any of the foregoing necessary to administer, sell or dispose of any of the Collateral;

         (iv) All substitutions and replacements for, and all additions and accessions to, any and all of the foregoing; and

         (v) All products and all proceeds of any and all of the foregoing, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

         1. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The Company further represents, warrants, covenants, and agrees with the Agent for the benefit of the Agent and the Banks as follows:

                  (a) OWNERSHIP OF COLLATERAL; SECURITY INTEREST PRIORITY. At the time any Collateral becomes subject to a security interest of the Agent hereunder, unless the Agent shall otherwise consent, the Company shall be deemed to have represented and warranted that (i) the Company is the lawful owner of such Collateral and has the right and authority to subject the same to the security interest of the Agent; (ii) other than Liens permitted under the Credit Agreement, none of the Collateral is subject to any Lien other than that in favor of the Agent and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than in favor of the Agent. This Security Agreement creates in favor of the Agent a valid first-priority security interest in the Collateral enforceable against the Company and all third parties and securing the payment of the Secured Obligations. All financing statements necessary to perfect such security interest in the Collateral have been delivered by the Company to the Agent for filing.

                  (b) LOCATION OF OFFICES, RECORDS AND FACILITIES. The Company's chief executive office and chief place of business and the office where the Company keeps its records concerning its accounts receivable ("Receivables") are located in the State of Ohio, County of Hamilton at 2100 Section Road, Cincinnati, Ohio 45237. The Company will provide the Agent with prior written notice of any proposed change in the location of its chief executive office. The Company's only other offices and facilities are at the locations set forth in
Schedule 1(b) hereto. The Company will provide the Agent with prior written notice of any change in the locations of its other offices and the facilities. The tax identification number of the Company is 52-1242761. The name of the Company is Gibson Greetings, Inc., and the Company operates under no other names, except as disclosed in writing to the Agent from time to time. The Company shall not change its name without the prior written consent of the Agent.

                               SECURITY AGREEMENT
                               ------------------

                  (c) LOCATION OF INVENTORY. All Collateral consisting of inventory is, and will be, located at the locations listed on Schedule 1(c) hereto, and at no other locations without the prior written consent of the Agent. If the Collateral is kept at leased locations or warehoused, the Company has obtained appropriate landlord's lien waivers or appropriate warehousemen's notices have been sent, each satisfactory to the Agent, unless waived by the Agent.

                  (d) LIENS, ETC. The Company will keep the Collateral free at all times from any and all liens, security interests or encumbrances other than those described in paragraph 1(a)(ii) and those consented to in writing by the Required Lenders. The Company will not, without the prior written consent of the Agent, sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for, prior to an Event of Default only (notwithstanding any other agreement), as permitted in accordance with the terms of the Credit Agreement. The Agent or its attorneys may at any and all reasonable times inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

                  (e) INSURANCE. The Company shall keep the tangible Collateral insured at all times against loss by theft, fire and other casualties. Said insurance shall be issued by a company satisfactory to the Agent and shall be in amounts sufficient to protect the Agent against any and all loss or damage to the Collateral. The policy or policies which evidence said insurance shall be delivered to the Agent upon request, shall contain a lender loss payable clause in favor of the Agent, shall name the Agent for the benefit of the Banks as an additional insured, as its interest may appear, shall not permit amendment, cancellation or termination without giving the Agent at least 30 days prior written notice thereof, and shall otherwise be in form and substance satisfactory to the Agent. Reimbursement under any liability insurance maintained by the Company pursuant to this paragraph 1(e) may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving loss to tangible Collateral when the next succeeding sentence is not applicable, the Company shall make or cause to be made the necessary repairs to or replacements of such tangible Collateral and any proceeds of insurance maintained by the Company pursuant to this paragraph 1(e) shall be paid to the Company as reimbursement for the costs of such repairs or replacements. Upon the occurrence and during the continuance of an Event of Default or the actual or constructive total loss of any tangible Collateral, all insurance payments in respect of such tangible Collateral shall be paid to the Agent and, if elected by the Required Lenders, applied to the Secured Obligations.

                  (f) TAXES, ETC. The Company will pay promptly, and within the time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, not being contested in good faith, which are now or hereafter may become a Lien upon any of the Collateral. If the Company fails to pay any such taxes, assessments or other imposts or charges in accordance with this paragraph, the Agent shall have the option to do so and the Company agrees to repay forthwith all amounts so expended by the Agent with interest at the Default Rate.

                               SECURITY AGREEMENT
                               ------------------

                  (g) FURTHER ASSURANCES. The Company will do all acts and things and will execute all financing statements and writings reasonably requested by the Agent to establish, maintain and continue a perfected and valid security interest of the Agent in the Collateral, and will promptly on demand pay all reasonable costs and expenses of filing and recording all instruments, including the costs of any searches deemed necessary by the Agent, to establish and determine the validity and the priority of the Agent's security interests. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

                  (h) SPECIAL RIGHTS REGARDING RECEIVABLES. The Agent or any of its agents may, at any time and from time to time in its sole discretion and irrespective of the existence of any Event of Default under this Security Agreement, verify, directly with each person (collectively, the "Obligors") that owes any Receivables to the Company, the Receivables in any manner. The Agent or any of its agents may, at any time from time to time in its sole discretion, notify the Obligors of the security interest of the Agent in the Collateral and/or direct such account debtors that all payments in connection with such obligations and the Collateral be made directly to the Agent in the Agent's name. If the Agent or any of its agents shall collect such obligations directly from the Obligors, the Agent or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Obligors in such manner and on such terms as the Agent or any of its agents shall deem appropriate. The Company directs and authorizes any and all of its present and future account debtors to comply with requests for information from the Agent, the Agent's designees and agents and/or auditors, relating to any and all business transactions between the Company and the Obligors. The Company further directs and authorizes all of its Obligors upon receiving a notice or request sent by the Agent or the Agent's agents or designees to pay directly to the Agent any and all sums of money or proceeds now or hereafter owing by the Obligors to the Company, and any such payment shall act as a discharge of any debt of such Obligor to the Company in the same manner as if such payment had been made directly to the Company. The Company agrees to take any and all action as the Agent may reasonably request to assist the Agent in exercising the rights described in this Section.

         2. EVENTS OF DEFAULT. The occurrence of any Event of Default under the Credit Agreement shall be deemed an Event of Default under this Security Agreement.

         3. REMEDIES. Upon the occurrence of any Event of Default under this Security Agreement, the Agent shall have and may exercise any one or more of the rights and remedies provided to it under this Security Agreement or any of the other Operative Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the Uniform Commercial Code, and the Company hereby agrees to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties, authorizes the Agent to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements, incurred by the Agent) and then to the payment and satisfaction of the

                               SECURITY AGREEMENT
                               ------------------

Secured Obligations. Any requirement of reasonable notice shall be met if the Agent sends such notice to the Company, by registered or certified mail, at least 5 days prior to the date of sale, disposition or other event giving rise to a required notice. The Agent or any Bank may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. The Agent shall have no obligation to preserve rights against prior parties. The Company hereby waives as to the Agent and each Bank any right of subrogation or marshaling of such Collateral and any other collateral for the Secured Obligations. To this end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Agent may hold, or which may come to any of the Banks or any of their possession, may be dealt with in all respects and particulars as though this Security Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Agent or the Company does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. The Company shall be liable for any deficiency remaining after disposition of the Collateral.

         4.       SPECIAL REMEDIES CONCERNING CERTAIN COLLATERAL.
                  -----------------------------------------------

                  (a) Upon the occurrence of any Event of Default, the Company shall, if requested to do so in writing, and to the extent so requested (i) promptly collect and enforce payment of all amounts due the Company on account of, in payment of, or in connection with, any of the Collateral, (ii) hold all payments in the form received by the Company as trustee for the Agent, without commingling with any funds belonging to the Company, and (iii) forthwith deliver all such payments to the Agent with endorsement to the Agent's order of any checks or similar instruments.

                  (b) Upon the occurrence of any Event of Default, the Company shall, if requested to do so, and to the extent so requested, notify all Obligors and other persons with obligations to the Company on account of or in connection with any of the Collateral of the security interest of the Agent in the Collateral and direct such account debtors and other persons that all payments in connection with such obligations and the Collateral be made directly to the Agent. The Agent itself may, upon the occurrence of an Event of Default, so notify and direct any such account debtor or other person that such payments are to be made directly to the Agent.

                  (c) Upon the occurrence of any Event of Default, for purposes of assisting the Agent in exercising the rights and remedies provided to it under this Security Agreement, the Company (i) hereby irrevocably constitutes and appoints the Agent its true and lawful attorney, for and in the Company's name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorizes the Agent to endorse the name of the Company, upon any checks, drafts, or similar items which are received in payment of,

                               SECURITY AGREEMENT
                               ------------------
or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as the Agent shall deem advisable and (iv) hereby irrevocably authorizes the Agent to notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Agent, and the Agent may receive, open and dispose of all mail addressed to the Company. Notwithstanding any other provisions of this Security Agreement, it is expressly understood and agreed that the Agent shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

         5. REMEDIES CUMULATIVE. No right or remedy conferred upon or reserved to the Agent under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Agent under any Operative Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Agent. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will the Company, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

         6. CONDUCT NO WAIVER. No waiver of default shall be effective unless in writing executed by the Agent and waiver of any default or forbearance on the part of the Agent in enforcing any of its rights under this Security Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

         7. GOVERNING LAW; CONSENT TO JURISDICTION; DEFINITIONS. This Security Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Indiana applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. The Company agrees that any legal action or proceeding with respect to this Security Agreement or the transactions contemplated hereby may be brought in any court of the State of Indiana, or in any court of the United States of America sitting in Indiana, and the Company hereby submits to and accepts generally and

                               SECURITY AGREEMENT
                               ------------------
unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably appoints the chief financial officer of the Company, at the Company's address set forth in the Credit Agreement, as its agent for service of process and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to such agent or to the Company or by the mailing thereof by registered or certified mail, postage prepaid to the Company at its address set forth in the Credit Agreement. Nothing in this paragraph shall affect the right of the Agent to serve process in any other manner permitted by law or limit the right of the Agent to bring any such action or proceeding against the Company or its property in the courts of any other jurisdiction. The Company hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Indiana are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

         8. NOTICES. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Credit Agreement.

         9. RIGHTS NOT CONSTRUED AS DUTIES. The Agent neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Agent has or obtains a security interest hereunder. If the Company fails to perform any agreement contained herein, the Agent may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Company under paragraph 12. The powers conferred on the Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         10. AMENDMENTS. None of the terms and provisions of this Security Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

         11. SEVERABILITY. If any one or more provisions of this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

         12. EXPENSES.

                               SECURITY AGREEMENT
                               ------------------

                  (a) The Company agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

                  (b) The Company will, upon demand, pay to the Agent an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or under the Operative Documents, or (iv) the failure of the Company to perform or observe any of the provisions hereof.

         13. SUCCESSORS AND ASSIGNS; TERMINATION. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Company, its successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Upon the payment in full in immediately available funds of all of the Secured Obligations, the termination of all commitments to lend under the Operative Documents and the termination or expiration of all letters of credit issued thereunder, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to the Company.

         14. WAIVER OF JURY TRIAL. The Agent and the Banks, in accepting this Security Agreement, and the Company, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Security Agreement or any related instrument or agreement or any of the transactions contemplated by this Security Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither the Agent, the Banks nor the Company shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Agent, the Banks or the Company except by a written instrument executed by all of them.


               [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                               SECURITY AGREEMENT
                               ------------------

         IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed as of the day and year first set forth above.


                                               GIBSON GREETINGS, INC.


                                               By:   /s/ James T. Wilson
                                                  ------------------------------

                                                  Its:   Chief Financial Officer
                                                      --------------------------

                               SECURITY AGREEMENT
                               ------------------

                       SCHEDULE 1(b) TO SECURITY AGREEMENT

                   LIST OF OTHER OFFICE AND FACILITY LOCATIONS
                   -------------------------------------------


TYPE OF OFFICE OF FACILITY        ADDRESS           CITY       COUNTY      STATE
--------------------------        -------           ----       ------      -----

See Schedule 1(c) attached hereto and any additional locations identified below:


                                      None

                               SECURITY AGREEMENT
                               ------------------

                       SCHEDULE 1(c) TO SECURITY AGREEMENT


                           LIST OF INVENTORY LOCATIONS
                           ---------------------------


                 ADDRESS                     CITY                   COUNTY               STATE         If Leased or Warehoused,
                 -------                     ----                   ------               -----           Name and Address of
                                                                                                         LESSOR/WAREHOUSEMAN
                                                                                                         -------------------
 1.         2100 Section Road             Cincinnati               Hamilton              Ohio                 Corporate
                                                                                                       Property Associates W.P.
                                                                                                      Carey & Co., Inc. Managing
                                                                                                           General Partner
                                                                                                       50 Rockefeller Plaza New
                                                                                                            York, NY 10020

 2.         3951 Madison Pike              Covington                Kenton             Kentucky                  N/A

 3.         Walnut Meadow Road               Berea                 Madison             Kentucky           See item 1 above.

 4.         8199 Dixie Highway             Florence                 Boone              Kentucky         CB Richard Ellis, Inc.
                                                                                                              PNC Center
                                                                                                        201 East Fifth Street
                                                                                                              Suite 1510
                                                                                                        Cincinnati, Ohio 45202

 5.         12027 Arrow Route          Rancho Cucamonga         San Bernardino        California         Watson Land Company
                                                                                                        22010 South Wilmington
                                                                                                          Avenue, Suite 400
                                                                                                           Carson, CA 90795

                               SECURITY AGREEMENT
                               ------------------

         6.* Temporary leased warehouses for seasonal and Silly Slammer inventory. Maximum inventory value $4,000,000.

         7.* Raw material and work in process inventory located at outside vendors, manufacturers and converters in the normal course of business. Maximum inventory value $25,000,000.

         8.* Finished goods consignment inventory. Maximum inventory value $4,000,000.

         9. Other locations the aggregate maximum inventory value with respect to which does not at any time exceed $500,000.

*Within 10 days after the date of this Security Agreement, the Company shall provide to the Agent an updated Schedule 1(c) identifying the specific addresses for temporary warehouses, outside vendors, manufacturers and converters and all locations of consignment inventory referred to in items 6, 7 and 8 above, together with such other information regarding such locations, and, without limitation, executed UCC financing statements related thereto, as the Agent may reasonably request.


Acknowledged and agreed:

GIBSON GREETINGS, INC.


By:   /S/ James T. Wilson
   --------------------------------------------

         Its:   Chief Financial Officer
             ----------------------------------

                               SECURITY AGREEMENT
                               ------------------